SUPPLEMENTAL INFORMATION - CONSOLIDATED FINANCIAL STATEMENTS RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Millions of dollars except per share data) (Unaudited)

We supplement the reporting of our financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial measures, some of which we refer to as "ongoing" measures. These measures may include earnings before interest and taxes (EBIT), EBIT margin, ongoing EBIT and ongoing EBIT margin.

Ongoing measures exclude items that may not be indicative of, or are unrelated to, results from our ongoing operations and provide a better baseline for analyzing trends in our underlying businesses.

Ongoing EBIT margin: Ongoing earnings before interest and taxes divided by net sales. Ongoing measures exclude items that may not be indicative of, or are unrelated to, results from our ongoing operations and provide a better baseline for analyzing trends in our underlying businesses.

Whirlpool does not provide a non-GAAP reconciliation for its forward-looking long-term value creation goals, such as EBIT, as these long-term management goals are not annual guidance, and the reconciliation of these long-term measures would rely on market factors and certain other conditions and assumptions that are outside of the company’s control.

We believe that these non-GAAP measures provide meaningful information to assist investors and stockholders in understanding our financial results and assessing our prospects for future performance, and reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP financial measures, provide a more complete understanding of our business. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These ongoing financial measures should not be considered in isolation or as a substitute for reported net earnings available to Whirlpool per diluted share, net earnings, net earnings available to Whirlpool, net earnings margin, return on assets, net sales, effective tax rate and cash provided by (used in) operating activities, the most directly comparable GAAP financial measures.

We also disclose segment EBIT as an important financial metric used by the Company's Chief Operating Decision Maker to evaluate performance and allocate resources in accordance with ASC 280 - Segment Reporting.

GAAP net earnings available to Whirlpool per basic or diluted share (as applicable) and ongoing earnings per diluted share are presented net of tax, while individual adjustments in each reconciliation are presented on a pre-tax basis; the income tax impact line item aggregates the tax impact for these adjustments. The tax impact of individual line item adjustments may not foot precisely to the aggregate income tax impact amount, as each line item adjustment may include non-taxable components. Historical quarterly earnings per share amounts are presented based on a normalized tax rate adjustment to reconcile quarterly tax rates to full-year tax rate expectations. We strongly encourage investors and stockholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

HISTORICAL SEGMENT FINANCIAL DATA
(UNAUDITED)

Total Whirlpool	2023			2022					2021
Amounts in millions	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Net Sales	4,649	4,792	4,926	4,920	5,097	4,784	4,923	19,724	5,358	5,324	5,488	5,815	21,985
Gross Margin	763	816	799	851	897	680	645	3,073	1,148	1,090	1,108	1,063	4,409
Gross Margin %	16.4%	17.0%	16.2%	17.3%	17.6%	14.2%	13.1%	15.6%	21.4%	20.5%	20.2%	18.3%	20.1%
Selling, General and Administrative Expenses	487	476	473	376	461	446	537	1,820	493	509	524	555	2,081
Earnings Before Interest and Taxes	(33)	290	266	463	(286)	238	(1,471)	(1,056)	644	719	630	506	2,499
EBIT Margin %	(0.7)%	6.1%	5.4%	9.4%	(5.6)%	5.0%	(29.9)%	(5.4)%	12.0%	13.5%	11.5%	8.7%	11.4%
Net earnings (loss) available to Whirlpool	(179)	85	83	313	(371)	143	(1,604)	(1,519)	433	581	471	298	1,783
Ongoing Earnings Before Interest and Taxes	251	352	322	463	461	265	171	1,360	664	607	608	500	2,379
Ongoing EBIT Margin %	5.4%	7.3%	6.5%	9.4%	9.0%	5.5%	3.5%	6.9%	12.4%	11.4%	11.1%	8.6%	10.8%
Depreciation and Amortization	89	89	84	112	114	118	131	475	141	118	119	116	494

MDA NAR	2023			2022					2021
Amounts in millions	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Net Sales	2,641	2,722	2,766	2,656	2,831	2,678	2,597	10,762	2,890	2,870	2,955	3,010	11,725
Gross Margin	472	498	453	544	565	404	368	1,881	720	690	717	652	2,779
Gross Margin %	17.9%	18.3%	16.4%	20.5%	20.0%	15.1%	14.2%	17.5%	24.9%	24.0%	24.3%	21.6%	23.7%
Selling, General and Administrative Expenses	192	218	187	140	185	178	218	720	155	187	201	209	751
Earnings before Interest and Taxes	266	275	254	405	383	236	154	1,178	568	504	518	445	2,033
EBIT Margin %	10.1%	10.1%	9.2%	15.2%	13.5%	8.8%	5.9%	10.9%	19.7%	17.6%	17.5%	14.8%	17.3%
Depreciation and Amortization	49	51	48	41	39	40	69	189	43	40	41	41	165

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HISTORICAL SEGMENT FINANCIAL DATA
(UNAUDITED)

MDA Europe	2023			2022					2021
Amounts in millions	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Net Sales	846	814	829	1,020	951	858	948	3,779	1,093	1,146	1,161	1,282	4,682
Gross Margin	74	85	85	45	68	34	48	195	117	116	103	88	424
Gross Margin %	8.7%	10.4%	10.3%	4.4%	7.2%	4.0%	5.1%	5.2%	10.7%	10.1%	8.9%	6.9%	9.1%
Selling, General and Administrative Expenses	79	79	88	87	87	76	77	326	115	114	105	109	443
Earnings Before Interest and Taxes	(5)	14	2	(37)	(4)	(31)	(21)	(93)	7	7	6	(16)	4
EBIT Margin %	(0.6)%	1.7%	0.2%	(3.6)%	(0.4)%	(3.6)%	(2.2)%	(2.5)%	0.6%	0.6%	0.5%	(1.2)%	0.1%
Depreciation and Amortization	—	—	—	35	35	41	22	132	46	44	39	38	167

MDA LAR	2023			2022					2021
Amounts in millions	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Net Sales	747	804	843	750	773	739	818	3,079	724	749	827	818	3,118
Gross Margin	114	118	127	112	123	101	109	445	121	114	125	120	481
Gross Margin %	15.3%	14.7%	15.1%	14.9%	15.9%	13.7%	13.2%	14.5%	16.7%	15.2%	15.1%	14.7%	15.4%
Selling, General and Administrative Expenses	78	73	76	63	66	64	75	267	56	57	65	64	243
Earnings Before Interest and Taxes	36	49	52	51	52	36	46	185	63	72	71	56	263
EBIT Margin %	4.8%	6.1%	6.2%	6.8%	6.7%	4.9%	5.6%	6.0%	8.7%	9.6%	8.6%	6.8%	8.4%
Depreciation and Amortization	17	17	18	16	16	17	16	65	15	16	17	15	63

MDA Asia	2023			2022					2021
Amounts in millions	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Net Sales	245	284	219	269	318	242	202	1,031	396	248	258	253	1,155
Gross Margin	33	36	27	43	43	32	23	141	71	31	41	36	179
Gross Margin %	13.5%	12.7%	12.3%	16.0%	13.5%	13.2%	11.4%	13.7%	18.0%	12.5%	15.9%	14.2%	15.5%
Selling, General and Administrative Expenses	26	26	23	28	29	24	27	108	51	34	22	25	132
Earnings Before Interest and Taxes	8	10	5	10	16	8	3	37	19	(1)	18	6	42
EBIT Margin %	3.3%	3.5%	2.3%	3.7%	5.0%	3.3%	1.5%	3.6%	4.8%	(0.4)%	7.0%	2.4%	3.6%
Depreciation and Amortization	5	6	5	5	5	4	6	20	13	5	4	4	26

HISTORICAL SEGMENT FINANCIAL DATA
(UNAUDITED)

SDA Global	2023			2022					2021
Amounts in millions	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Net Sales	170	168	269	225	223	267	358	1,073	256	311	287	451	1,305
Gross Margin	61	67	95	96	90	97	98	381	102	132	111	165	510
Gross Margin %	35.9%	39.9%	35.3%	42.7%	40.4%	36.3%	27.4%	35.5%	39.8%	42.4%	38.7%	36.6%	39.1%
Selling, General and Administrative Expenses	43	44	44	38	44	47	66	195	44	47	44	57	192
Earnings Before Interest and Taxes	19	21	49	62	47	53	32	194	58	85	68	110	321
EBIT Margin %	10.6%	12.5%	18.2%	27.6%	21.1%	19.9%	8.9%	18.1%	22.7%	27.3%	23.7%	24.4%	24.6%
Depreciation and Amortization	3	—	1	3	3	2	3	11	3	3	3	2	11

Corp	2023			2022					2021
Amounts in millions	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Net Sales	—	—	—	—	—	—	—	—	—	—	—	—	—
Gross Margin	9	12	12	9	8	12	2	31	18	6	11	3	38
Gross Margin %	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
Selling, General and Administrative Expenses	69	36	55	21	50	59	77	207	74	73	87	91	325
Earnings Before Interest and Taxes	(357)	(79)	(96)	(28)	(781)	(64)	(1,684)	(2,557)	(71)	48	(51)	(94)	(169)
EBIT Margin %	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
Depreciation and Amortization	15	14	13	13	16	14	15	58	21	10	16	15	62

HISTORICAL ONGOING EBIT RECONCILIATION
(UNAUDITED)

Total Whirlpool	2023			2022					2021
Amounts in millions	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Earnings Before Interest and Taxes	$(33)	$290	$266	$463	$(286)	$238	$(1,471)	$(1,056)	$644	$719	$630	$506	$2,499
Restructuring	—	—	—	—	—	—	—	—	20	8	7	3	38
Impairment of goodwill, intangibles and other assets	—	—	—	—	384	—	12	396	—	—	—	—	—
Impact of M&A Transactions	222	26	56	—	363	27	1,546	1,936	—	(120)	13	—	(107)
Substantial liquidation of subsidiary	—	—	—	—	—	—	84	84	—	—	—	—	—
(Gain) loss on previously held equity interest	—	—	—	—	—	—	—	—	—	—	(42)	—	(42)
Product warranty and liability (income) expense	—	—	—	—	—	—	—	—	—	—	—	(9)	(9)
Legacy EMEA legal matters	62	36	—	—	—	—	—	—	—	—	—	—	—
Ongoing Earnings Before Interest and Taxes	$251	$352	$322	$463	$461	$265	$171	$1,360	$664	$607	$608	$500	$2,379

NET EARNINGS TO EBIT RECONCILIATION
(UNAUDITED)

Total Whirlpool	2023			2022					2021
Amounts in millions	Q1	Q2	Q3	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Net Earnings (Loss) Available to WHR	$(179)	$85	$83	$313	$(371)	$143	$(1,604)	$(1,519)	$433	$581	$471	$298	$1,783
Net Earnings (Loss) Margin	(3.9)%	1.8%	1.7%	6.4%	(7.3)%	3.0%	(32.6)%	7.7%	8.1%	10.9%	8.6%	5.1%	8.1%
Net Earnings Available to Non-Controlling Interests	3	2	2	3	3	2	—	8	7	(1)	15	2	23
Income Tax Expense	68	114	86	106	37	53	69	265	159	94	100	165	518
Interest Expense	75	89	95	41	45	40	64	190	45	45	44	41	175
Earnings Before Interest & Taxes	$(33)	$290	$266	$463	$(286)	$238	$(1,471)	$(1,056)	644	719	630	506	2,499

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